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SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 2, 2003

McDONALD'S CORPORATION
(Exact name of Registrant as specified in Charter)

Delaware	1-5231	36-2361282
(State or other Jurisdiction of Incorporation)	(Commission File No.)	(IRS Employer Identification No.)

One McDonald's Plaza
Oak Brook, Illinois 60523
(630) 623-3000
(Address and Phone Number of Principal Executive Offices)

Item 5. Other Events

        On April 2, 2003, McDonald's Corporation (the "Company") issued a press release announcing the nomination of Robert A. Eckert, Cary D. McMillan and John W. Rogers, Jr. to the Company's Board of Directors. The press release is filed as Exhibit 99 hereto and incorporated herein by reference.

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

McDONALD'S CORPORATION (Registrant)
Date: April 3, 2003	By:	/s/ ROBERT L. SWITZER Robert L. Switzer Corporate Vice President— Associate General Counsel and Assistant Secretary

Exhibit Index

Exhibit No.
99	News Release of McDonald's Corporation issued April 2, 2003: Robert A. Eckert, Cary D. McMillan and John W. Rogers, Jr. nominated to McDonald's Board of Directors

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  Item 5. Other Events
SIGNATURE
Exhibit Index